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                                  EXHIBIT 16.1


KPMG  LLP
Chartered  Accountants
St.  Andrew's  Square  II
800 - 730  View  Street                     Telephone  (250)  480-3500
Victoria, BC  V8W  3Y7                      Telefax  (250)  480-3539
Canada                                      www.kpmg.ca



United  States  Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  DC  20549


December  21,  2001


Ladies  and  Gentlemen:


We were previously the principal accountants for Worldbid Corporation and, under the date of August 9, 2001, we reported on the consolidated financial statements of Worldbid Corporation as of and for the year ended April 30, 2001. On December 17, 2001, we resigned as principal accountants.

We have read the statements made by Worldbid Corporation included under Item 4 of its Form 8-K Current Report dated December 21, 2001 and we agree with such statements.

Very  truly  yours,


/s/ "signed"
KPMG  LLP
Chartered  Accountants